UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2023
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Grand Union Boulevard, Somerville, MA		02145
(Address of Principal Executive Offices)		(Zip Code)
(339) 499-9300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2023, bluebird bio, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting"), at which the Company's stockholders approved an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of the Company's common stock, par value $0.01 per share, from 125,000,000 shares to 250,000,000 shares, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023.
The Company's Board of Directors previously approved the Amendment and, on June 16, 2023, the Company filed the Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Delaware to effect the Amendment, which became effective upon filing with the Secretary of State.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2023, the Company held its previously announced Annual Meeting, at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following proposals: (i) to elect Charlotte Jones-Burton and Mark Vachon as Class I members of the Board of Directors to serve until the Company’s 2026 annual meeting of stockholders (“Proposal 1”); (ii) to approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers (“Proposal 2”); (iii) to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock (“Proposal 3"); (iv) to approve the Company's 2023 Incentive Award Plan (“Proposal 4"); (v) to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 5”); and (vi) to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 or Proposal 4 (“Proposal 6”).

The Company’s stockholders elected the two persons listed below as Class I directors pursuant to Proposal 1. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charlotte Jones-Burton	55,973,794	1,789,252	242,510	21,554,064
Mark Vachon	54,454,979	3,422,194	128,383	21,554,064

The Company’s stockholders approved Proposal 2 in a non-binding advisory vote. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,312,272	3,499,943	1,193,341	21,554,064

The Company’s stockholders approved Proposal 3. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,318,569	6,739,838	501,213	0

The Company’s stockholders approved Proposal 4. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,433,295	4,289,311	282,950	21,554,064

The Company’s stockholders approved Proposal 5. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,617,913	806,277	135,430	0

The Company’s stockholders approved Proposal 6. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,548,038	20,753,037	258,545	21,554,064

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of bluebird bio, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2023	bluebird bio, Inc.

	By:	/s/ Joseph Vittiglio
	Name:	Joseph Vittiglio
	Title:	Chief Legal & Business Officer and Secretary